SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                JANUARY 23, 2002

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission               IRS Employer
jurisdiction                      File Number              Identification
of incorporation                                           Number

Delaware                            1-3492                 No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600







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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     On January 23, 2002 registrant issued a press release entitled "Moody's Credit Ratings of Halliburton Remain Investment Grade".

     The following summarizes that press release:

     Registrant announced that Moody's Investor Service has continued registrant's credit ratings at investment grade. Moody's reduced registrant's long-term credit rating from A3 to Baa2 and has maintained its commercial paper rating at Prime-2.


Item 7.  Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (c) Exhibits.

         Exhibit 20 - Press release dated January 23, 2002.











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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:    January 24, 2002              By: /s/ Susan S. Keith
                                          ------------------------------------
                                               Susan S. Keith
                                               Vice President and Secretary










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                                  EXHIBIT INDEX



Exhibit           Description

20                Press Release Dated January 23, 2002

                  Incorporated by Reference










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